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                                                                    EXHIBIT 10.2


                            INDEMNIFICATION AGREEMENT
                            -------------------------

         This Agreement made this _____ day of ____________, 19__, between CNBC Bancorp, a bank holding company registered under the Bank Holding Company Act of 1956, as amended and an Ohio corporation (the "Company") and ___________________, a director, officer or representative (as hereinafter defined) of the Company (the "Indemnitee");

         WHEREAS, the Company and the Indemnitee are each aware of the exposure to litigation of officers, directors and representatives of the Company as such persons exercise their duties to the Company;

         WHEREAS, the Company and the Indemnitee are also aware of conditions in the insurance industry that have affected and may continue to affect the Company's ability to obtain appropriate directors' and officers' liability insurance on an economically acceptable basis;

         WHEREAS, the Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons, such as the Indemnitee;

         WHEREAS, the Indemnitee desires to serve or to continue to serve the Company as a director or officer or as a director, officer or trustee of another corporation, joint venture, trust or other enterprise in which the Company has a direct or indirect ownership interest, for so long as the Company continues to provide on an acceptable basis adequate and reliable indemnification against certain liabilities and expenses which may be incurred by the Indemnitee.

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         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and of Indemnitee's continuing to serve the Company, the parties hereto agree as follows:

         1. INDEMNIFICATION. Subject to the terms of this Agreement, the Company shall indemnify the Indemnitee with respect to his activities as a director or officer of the Company and/or as a person who is serving or has served on behalf of the Company ("representative") as a director, officer, trustee, member or manager of another corporation, joint venture, limited liability company, trust or other enterprise, domestic or foreign, in which the Company has a direct or indirect ownership interest (an "affiliated entity") against expenses (including, without limitation, attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by him ("Expenses") in connection with any claim against Indemnitee which is the subject of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal (a "Proceeding"), to which Indemnitee was, is, or is threatened to be made a party by reason of facts which include Indemnitee's being or having been such a director, officer or representative, to the extent that is the highest and most advantageous to the Indemnitee, as determined by the Indemnitee, of one or any combination of the following:

         (a) The benefits provided by the Company's Regulations, or the Articles of Incorporation/Association or Regulations/Bylaws of an affiliated entity of which the Indemnitee serves as a representative, in effect on the date hereof;

         (b) The benefits provided by the Articles of Incorporation or Regulations, or their equivalent, of the Company, or the Articles of Incorporation/Association or Regulations/Bylaws of



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an affiliated entity of which the Indemnitee serves as a representative, in effect at the time Expenses are incurred by Indemnitee;

         (c) The benefits allowable under Ohio law in effect at the date hereof;

         (d) The benefits allowable under the law of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnitee;

         (e) The benefits available under liability insurance obtained by the Company in effect at the date hereof;

         (f) The benefits available under liability insurance obtained by the Company, in effect at the time Expenses are incurred by Indemnitee; and

         (g) Such other benefits as are or may be otherwise available to Indemnitee.

         A combination of two or more of the benefits provided by (a) through
(g) shall be available to the extent that the Applicable Document, as hereafter defined, does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items
(a) through (g) above is called the "Applicable Document" in this Agreement. The Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper and legal ways, to determine the benefits available to Indemnitee under each Applicable Document with respect to a Proceeding and to obtain the benefits selected by Indemnitee under items (a) through (g) above.

         For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans for employees of the Company or of any affiliated entity without regard to ownership of such plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving on behalf of the Company" shall include any services as a director, officer, trustee, employee or agent of the Company which



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imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and VICE VERSA; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner consistent with the standards required for indemnification by the Company under the Applicable Documents.

         2. INSURANCE. The Company shall maintain directors' and officers' liability insurance for so long as Indemnitee's services are covered hereunder, provided and only to the extent that such insurance is available in amounts and on terms and conditions determined by the Company to be acceptable. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments in fact made to Indemnitee under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments hereunder by the amount of the payments made under any such insurance policy.

         3. PAYMENT OF EXPENSES. At Indemnitee's request, the Company shall pay the Expenses as and when incurred by Indemnitee, after receipt of written notice pursuant to Section 5 hereof and an undertaking in the form of Exhibit I attached hereto by or on behalf of Indemnitee (i) to repay such amounts so paid on Indemnitee's behalf if it shall ultimately be determined under the Applicable Document that Indemnitee is required to repay such amounts and (ii) to reasonably cooperate with the Company concerning such Proceeding. That portion of Expenses which represents attorneys' fees and other costs incurred in defending any Proceeding shall be paid by the Company within thirty (30) days of its receipt of such request, together with reasonable



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documentation (consistent, in the case of attorney's fees, with Company practice in payment of legal fees for outside counsel generally) evidencing the amount and nature of such Expenses, subject to its also having received such a notice and undertaking.

         4. ADDITIONAL RIGHTS. The indemnification provided in this Agreement shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and shall continue after Indemnitee has ceased to occupy a position as an officer, director or representative as described in Paragraph 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during his service in such position. The benefits provided to Indemnitee pursuant to this Agreement with respect to Indemnitee's service as a representative shall be payable only if and to the extent that reimbursement to Indemnitee by the affiliated entity with which Indemnitee has served as a representative, whether pursuant to agreement, applicable law, articles of incorporation or association, by-laws or regulations of the entity, or insurance maintained by such affiliated entity, is insufficient to compensate Indemnitee for Expenses actually incurred and otherwise payable by the Company pursuant to this Agreement. Any payments in fact made to, or on behalf of, Indemnitee directly or indirectly by the affiliated entity with which Indemnitee served as a representative shall reduce the obligation of the Company hereunder.

         5. NOTICE OF COMPANY. Indemnitee shall provide to the Company prompt written notice of any Proceeding brought, threatened, asserted or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder; provided, however, that failure to provide such notice shall not in any way limit Indemnitee's rights under this Agreement.


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         6. COOPERATION IN DEFENSE AND SETTLEMENT. Indemnitee shall not make any admission or effect any settlement of any Proceeding without the Company's written consent unless Indemnitee shall have determined to undertake his own defense in such matter and has waived the benefits of this Agreement. The
Company shall not settle any Proceeding to which Indemnitee is a party in any manner which would impose any Expense on Indemnitee without his written consent. Neither Indemnitee nor the Company will unreasonably withhold consent to any proposed settlement. Indemnitee and the Company shall cooperate to the extent reasonably possible with each other and with the Company's insurers, in attempts to defend and/or settle such Proceeding.

         7. ASSUMPTION OF DEFENSE. Except as otherwise provided below, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, will be entitled to assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee and the Company. After notice from the Company to Indemnitee of the Company's election so to assume such defense, the Company will not be liable to Indemnitee under this Agreement for Expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:

         (a) the employment of counsel by Indemnitee has been authorized by the Company;

         (b) counsel employed by the Company initially is unacceptable or later becomes unacceptable to Indemnitee and such unacceptability is reasonable under then existing circumstances;


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         (c) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and the Company (or any other party being represented jointly with the Company) in the conduct of the defense of such Proceeding; or

         (d) the Company shall not have employed counsel promptly to assume the defense of such Proceeding, in each of which case the fees and expenses of counsel shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the defense of Indemnitee in any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have drawn either of the conclusions provided for in clauses (b) and (c) above.

         8. ENFORCEMENT. In the event that any dispute or controversy shall arise under this Agreement between Indemnitee and the Company with respect to whether the Indemnitee is entitled to indemnification in connection with any Proceeding or with respect to the amount of Expenses incurred, then with respect to each such dispute or controversy, Indemnitee may seek to enforce the Agreement through legal action or, at Indemnitee's sole option and written request, through arbitration. If arbitration is requested, such dispute or controversy shall be submitted by the parties to binding arbitration in the City of Columbus, State of Ohio, before a single arbitrator agreeable to both parties; provided that indemnification in respect of any claim, issue or matter in a Proceeding brought against Indemnitee by or in the right of the Company and as to which Indemnitee shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company shall be submitted to arbitration only to the extent permitted under the Applicable Document and applicable law then in effect. If the parties cannot agree on a designated arbitrator



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within 15 days after arbitration is requested in writing by Indemnitee, the arbitration shall proceed in the City of Columbus, State of Ohio, before an arbitrator appointed by the American Arbitration Association. In either case, the arbitration proceeding shall commence promptly under the rules then in effect of that Association and the arbitrator agreed to by the parties or appointed by that Association shall be an attorney other than an attorney who has, or is associated with a firm having associated with it an attorney which has, been retained by or performed services for the Company or Indemnitee at any time during the five years preceding the commencement of arbitration. The award shall be rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof. The prevailing party shall be entitled to prompt reimbursement of any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with such legal action or arbitration; provided that Indemnitee shall not be obligated to reimburse the Company unless the arbitrator or court which resolves the dispute determines that Indemnitee acted in bad faith in bringing such action or arbitration.

         9. EXCLUSIONS. Notwithstanding the scope of indemnification which may be available to Indemnitee from time to time under any Applicable Document, no indemnification, reimbursement or payment shall be required of the Company hereunder with respect to:

         (a) Any claim or any part thereof as to which Indemnitee shall have been determined by a court of competent jurisdiction, from which no appeal is or can be taken, by clear and convincing evidence, to have acted or failed to act with deliberate intent to cause injury to the Company or with reckless disregard for the best interests of the Company;


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         (b) Any claim or any part thereof arising under Section 16(b) of the
Securities Exchange Act of 1934 pursuant to which Indemnitee shall be obligated to pay any penalty, fine, settlement or judgment;

         (c) Any obligation of Indemnitee based upon or attributable to the Indemnitee gaining in fact any personal gain, profit or advantage to which he was entitled; or

         (d) Any proceeding initiated by Indemnitee without the consent or authorization of the Board of Directors of the Company, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee (i) to enforce his rights under this Agreement or (ii) in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such proceeding.

         (e) Any claim or part thereof, against an Indemnitee in his capacity as a representative of a national bank, falling within the prohibitions of 12 C.F.R. Sec. 7.5217.

         Nothing in this Section 9 shall eliminate or diminish Company's obligations to advance that portion of Indemnitee's Expenses which represent attorneys' fees and other costs incurred in defending any Proceeding pursuant to
Section 3 of this Agreement.

         10. EXTRAORDINARY TRANSACTIONS. The Company covenants and agrees that, in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall:

         (a) Have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or


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         (b) Otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner acceptable to Indemnitee.

         11. NO PERSONAL LIABILITY. Indemnitee agrees that neither the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

         12. SEVERABILITY. If any provision, phrase, or other portion of this Agreement should be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination should become final, such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of the Agreement enforceable, and the Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

         13. SUBROGATION. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.

         14. GOVERNING LAW. The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

         15. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed,



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or sent by certified mail, return receipt requested, or by a commercially recognized express courier service, with postage/charges prepaid:

                  (a)      If to the Company, to:

                           CNBC Bancorp
                           100 East Wilson Bridge Road
                           Suite 100
                           Worthington, Ohio 43085
                           Attention:  President

                  (b)      If to Indemnitee, to:

                           -------------------------------

                           -------------------------------

                           -------------------------------


or to such other or further address as shall be designated from time to time by the Indemnitee or the Company to the other.

         16. TERMINATION. This Agreement may be terminated by either party upon not less than sixty (60) days prior written notice delivered to the other party, but such termination shall not in any way diminish the obligations of Company hereunder with respect to Indemnitee's activities prior to the effective date of termination; provided, that this Agreement shall terminate automatically and be void AB INITIO if the shareholders of the Company have not by October 22, 1996, voted to grant the Company the authority to enter into and perform its obligations hereunder.

         17. AMENDMENTS AND BINDING EFFECT. This Agreement and the rights and duties of Indemnitee and the Company hereunder may not be amended, modified or terminated except by written instrument signed and delivered by the parties hereto. This Agreement is and shall be binding upon and shall inure to the benefits of the parties thereto and their respective heirs, executors, administrators, successors and assigns.


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement in triplicate as of the date first above written.

INDEMNITEE                                      CNBC Bancorp


                                                By:
-------------------------------                    -----------------------------

Title:                                          Title:
      -------------------------                       --------------------------



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                                                                       EXHIBIT I

                               FORM OF UNDERTAKING
                               -------------------

         THIS UNDERTAKING has been entered into by _____________________ (hereinafter "Indemnitee") pursuant to an Indemnification Agreement dated ________________, 199__ (the "Indemnification Agreement") between CNBC Bancorp (hereinafter the "Company"), a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and an Ohio corporation, and Indemnitee.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to the Indemnification Agreement, Company agreed to pay Expenses (within the meaning of the Indemnification Agreement)as and when incurred by Indemnitee in connection with any claim against Indemnitee which is the subject of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, to which Indemnitee was, is, or is threatened to be made a party by reason of facts which include Indemnitee's being or having been a director, officer or representative (within the meaning of the Indemnification Agreement) of the Company;

         WHEREAS, such a claim has arisen against Indemnitee and Indemnitee has notified Company thereof in accordance with the terms of Section 5 of the Indemnification Agreement (hereinafter the "Proceeding");

         NOW, THEREFORE, Indemnitee hereby agrees that in consideration of the Company's advance payment of Indemnitee's Expenses incurred prior to a final disposition of the Proceeding, Indemnitee hereby undertakes to reimburse the Company for any and all Expenses paid by the



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Company on behalf of Indemnitee prior to a final disposition of the Proceeding in the event that Indemnitee is determined under the Applicable document (within the meaning of the Indemnification Agreement) to be required to repay such amounts to the Company pursuant to the Indemnification Agreement and applicable law, provided that if Indemnitee is entitled under the Applicable Document to indemnification for some or a portion of such Expenses, Indemnitee's obligation to reimburse the Company shall only be for those Expenses for which Indemnitee is determined to be required to so repay. Such reimbursement or arrangements for reimbursement by Indemnitee shall be consummated within ninety (90) days after a determination that Indemnitee is so required to repay such amounts to the Company pursuant to the Indemnification Agreement and applicable law.

         Further, the Indemnitee agrees to reasonably cooperate with the Company concerning such proceeding.

         IN WITNESS WHEREOF the undersigned has set his hand this ____ day of _______________, 199__.

                                            INDEMNITEE


                                            ------------------------------------



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